SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JUNE 12, 2006
TO

PROSPECTUSES DATED MAY 1, 2006
FOR KEYPORT CHARTER AND KEYPORT LATITUDE,

TO PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA,

AND TO PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA

ISSUED BY KEYPORT VARIABLE ACCOUNT A

This supplement describes proposed changes to the certain investment options offered under your Certificate. Please retain this supplement with your Prospectus for future reference.

On April 19, 2006, Sun Life Assurance Company of Canada (U.S.) ("Sun Life"), Sun Life Insurance and Annuity Company of New York ("Sun Life NY"), and their various separate accounts filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of certain classes of shares of a portfolio of the Sun Capital Advisers Trust (the "New Portfolio") for certain classes of shares of a portfolio of the

AllianceBernstein Variable Products Series Fund, Inc. (the "Old Portfolio").

More specifically, the effect of the proposed substitution would be to replace the Old Portfolio with the New Portfolio as an investment option under your Certificate, as follows:

Old Portfolio	New Portfolio
Class B Shares of the AllianceBernstein VP Large Cap Growth Portfolio of the AllianceBernstein Fund	Service Class Shares of the SC FI Large Cap Growth Fund of the Sun Capital Trust

Sun Life and Sun Life NY will carry out the proposed substitution by redeeming the applicable share class of the Old Portfolio and purchasing the applicable share class of the New Portfolio. Any Certificate value that you have allocated to a Sub-account investing in the applicable share class of an Old Portfolio on the date of the substitution will, in effect, be transferred to the Sub-account investing in the applicable share class of the New Portfolio. Sun Life and Sun Life NY anticipate that, if SEC approval is granted and all of the systems needed to perform the substitution are in place, the proposed substitution will occur in October 2006. To the extent required by law, approvals of the proposed substitution also will be obtained from the state insurance regulators in certain jurisdictions.

From April 19, 2006 through 30 days following the substitution, you may make one transfer of Certificate Value from the Sub-account investing in the Old Portfolio (before the substitutions) or the New Portfolio (after the substitution) to any other available Sub-account without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Certificate. In addition, until at least 30 days after the substitution, neither Sun Life nor Sun Life NY will exercise any rights it may have under your Certificate to impose restrictions or charges on transfers into or out of the Old Portfolio (except as are necessary to prevent short-term trading activities).

The following discussion sets out brief information about the New Portfolio. All Certificate Owners will receive a current prospectus for the New Portfolio prior to the substitution. This prospectus will describe the New Portfolio's investment policies, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing. There is no assurance that the New Portfolio will achieve its stated objective.

SC FI Large Cap Growth Fund of the Sun Capital Advisers Trust

Investment Objective. To seek long-term growth of capital.

Management Fees and Estimated Other Expenses for the Year Ended December 31, 2005
(as an annual percentage of average daily net assets) 1

Service Class
Management Fees	0.75%
12b-1 Fees	0.25%
Other Expenses	0.30%
Total Operating Expenses	1.30%
Less Expense Waivers and Reimbursements	(0.24%)
Net Operating Expenses	1.06%

If you have any questions about the proposed substitutions, please call our Service Center at (800) 725-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

__________________________
1 Because the SC FI Large Cap Growth Fund was not operational as of December 31, 2005, the expenses in the table are estimates. The adviser to the SC FI Large Cap Growth Fund has contractually agreed to waive its management fee and, if necessary, to limit other ordinary operating expenses so that total operating expenses, as a percentage of average net assets, do not exceed 1.06% for the Service Class.